AMENDMENT TO
SUBSCRIPTION AGREEMENT

Jerry Greenfield, ("Subscriber") and DigitalTown, Inc. a Minnesota corporation, *fna* BDC Capital, Inc. (the "Company") entered into a Subscription Agreement ("Agreement"), in which the Subscriber agreed to purchase shares of common stock of the Company ("Shares") under certain terms and conditions. By signing this amendment ("Amendment") to the Agreement, the parties agree to modify certain, but not all of the terms of the Agreement.

The Agreement set forth terms regarding price per share, payment options by the parties and an interest rate until payment in full was made. The Subscriber has received shares under the agreement but has not paid for said shares not resold those shares.

The parties agree that the Initial Pricing terms in the Confidential Binding Term Sheet dated October 5, 2007 of the Agreement will be amended to state as follows:

1. The Subscriber offers to purchase 200,000 Shares of the Company for $0.75 per share, for a total consideration of $150,000.

The other provisions of the Initial Pricing terms in the Confidential Binding Term Sheet dated October 5, 2007 will be deleted, and are not enforceable by either party. The parties agree that this Amendment does not affect the other Section or provision of the Agreement, which shall survive this Amendment, and are republished herein by this reference.

The parties agree that all provisions of the Final Pricing terms in the Confidential Binding Term Sheet dated October 5, 2007 will be deleted, and are not enforceable by either party. The parties agree that this Amendment does not affect the other Section or provision of the Agreement, which shall survive this Amendment, and are republished herein by this reference.

DIGITALTOWN, INC.:

By: [signature]

Its: Board of Directors

SUBSCRIBER:

____

IN WITNESS WHEREOF, I (we) have executed this Amendment to Subscription Agreement this 25 day of February, 2010.

Jerry Greenfield
Name (Please Print)

[signature]
Signature

Social Security or Employer Identification Number

This Amendment to Subscription Agreement for 200,000 Shares is hereby accepted this 25 day of Feb, 2010.

DIGITALTOWN, INC.

By: [signature]

Its:

AMENDMENT TO
SUBSCRIPTION AGREEMENT

Tom Pomije, ("Subscriber") and DigitalTown, Inc. a Minnesota corporation, *fna* BDC Capital, Inc. (the "Company") entered into a Subscription Agreement ("Agreement"), in which the Subscriber agreed to purchase shares of common stock of the Company ("Shares") under certain terms and conditions. By signing this amendment ("Amendment") to the Agreement, the parties agree to modify certain, but not all of the terms of the Agreement.

The Agreement set forth terms regarding price per share, payment options by the parties and an interest rate until payment in full was made. The Subscriber has received shares under the agreement but has not paid for said shares not resold those shares.

The parties agree that the Initial Pricing terms in the Confidential Binding Term Sheet dated October 5, 2007 of the Agreement will be amended to state as follows:

1. The Subscriber offers to purchase 1,100,000 Shares of the Company for $0.75 per share, for a total consideration of $825,000.

The other provisions of the Initial Pricing terms in the Confidential Binding Term Sheet dated October 5, 2007 will be deleted, and are not enforceable by either party. The parties agree that this Amendment does not affect the other Section or provision of the Agreement, which shall survive this Amendment, and are republished herein by this reference.

The parties agree that all provisions of the Final Pricing terms in the Confidential Binding Term Sheet dated October 5, 2007 will be deleted, and are not enforceable by either party. The parties agree that this Amendment does not affect the other Section or provision of the Agreement, which shall survive this Amendment, and are republished herein by this reference.

DIGITALTOWN, INC.:

By: Jeff Mills

Its: Board of Directors

SUBSCRIBER:

____

IN WITNESS WHEREOF, I (we) have executed this Amendment to Subscription Agreement this 25 day of february, 2010.

Thomas B. Pomije
Name (Please Print)

Thomas B. Pomije
Signature

469-54-8254
Social Security or Employer
Identification Number

This Amendment to Subscription Agreement for 1,100,000 Shares is hereby accepted this 25 day of february, 2010.

DIGITALTOWN, INC.

By: ______________________________

Its: ______________________________